Registration No. 333-129342
811-21829

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 14	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 18

(Check appropriate box or boxes)

BBH TRUST
(Exact Name of Registrant as Specified in Charter)

140 Broadway
New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

(800) 625-5759
Registrant’s Telephone Number, including Area Code:

Corporation Services Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
(Name and Address of Agent for Service)

Copies to:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
Attn: W. John McGuire, Esq.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On September 30, 2010 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

SEPTEMBER 30, 2010

BBH CORE SELECT
RETAIL CLASS SHARES (TICKER BBTRX)

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (“SEC”) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

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I. BBH CORE SELECT SUMMARY

INVESTMENT OBJECTIVE

The investment objective of BBH Core Select (the “Fund”) is to provide investors with long-term growth of capital on an after-tax basis.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Retail Class shares.

Shareholder Fees

(Fees paid directly from your investment)
Retail Class

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)
Retail Class

Investment Advisory and Administrative Services Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.41%

Total Annual Fund Operating Expenses	1.46%

Less Fee Waiver/Expense Reimbursement	(0.21%)
Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement	1.25%

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A separately identifiable department of Brown Brothers Harriman & Co. (the “SID” or the “Investment Adviser”) has contractually agreed to limit the annual fund operating expenses of the Fund to 1.00% through September 30, 2011 (the “Expense Limitation”). This arrangement does not cover interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable pursuant to any plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Net operating expenses of the Fund, based on the average daily net assets, are expected to be limited to 1.25% for Retail Class shares. The expense limitation agreement may only be terminated during its term with approval of Fund’s Board of Trustees (the “Board”).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Retail Class shares to the cost of investing in other mutual funds. This Example gives effect to the contractual expense reimbursement for 1 year and the first year of 3, 5 and 10 years. The Example assumes that you invest $10,000 in the Fund’s Retail Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that an investment has a 5% return each year and that the Fund’s Retail Class shares operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Retail Class Share	$127	$441	$777	$1,728

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy is a blended strategy, focusing both on growth and value. The Fund typically invests in companies with market capitalizations greater than $5 billion.

The Investment Adviser seeks to manage the Fund in a tax-efficient manner.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited with regard to the portion of its assets that may be invested in the securities of a single issuer. Such larger positions may cause performance to fluctuate to a greater extent than that of a diversified investment company.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

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Tax Management Risk:

This is the risk that managing the Fund for after-tax returns may hurt the Fund’s performance on a pre-tax basis. Because tax consequences are considered in making investment decisions for the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Foreign Investment Risk:

Investing in securities of foreign companies involves risks not typically associated with investing in securities of domestic issuers, including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, government administrations or economic or monetary policies in the United States or abroad or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign companies than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

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FUND PERFORMANCE

The chart and table below describe the fund’s performance history, as represented by the performance of Class N shares. Although Class N shares are not offered in this Prospectus, the returns for Class N shares are provided herein because the Retail Class shares offered in this Prospectus are expected to have substantially similar annual returns since the Retail Class shares participate in the Fund’s portfolio. ANNUAL RETURNS FOR THE RETAIL CLASS SHARES WOULD DIFFER FROM ANNUAL RETURNS FOR THE CLASS N SHARES BECAUSE THE RETAIL CLASS SHARES HAVE DIFFERENT EXPENSES THAN THE CLASS N SHARES.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund adjusted to reflect the Fund’s anticipated expenses.

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The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class N shares from year to year. The table shows how the average annual returns of the Fund’s Class N shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class N Shares (% Per Calendar Year)

Highest Performing Quarter:    16.20% in 3rd quarter of 2009
Lowest Performing Quarter:    (18.74)% in 3rd quarter of 2001

The Fund’s cumulative year-to-date return through June 30, 2010 was -3.65%.

Average Annual Total Returns (Through December 31, 2009)

The Fund’s performance figures assume that all distributions were reinvested in the Fund.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years

Class N Shares

Return Before Taxes	21.60%	5.45%	(0.87)%

Return After Taxes on Distributions	21.51%	5.38%	(0.93)%

Return After Taxes on Distributions and Sale of Fund Shares	14.14%	4.45%	(0.69)%

Standard & Poor’s 500 Stock Index (reflects no deduction of fees, expenses or taxes)	26.46%	0.42%	(0.95)%

INVESTMENT ADVISER

Through a separately identifiable department (the “SID” or the “Investment Adviser”) registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”) Brown Brothers Harriman & Co. (“BBH&Co.”) serves as the Investment Adviser to the Fund. The following individuals are responsible for the day-to-day management of the Fund:

Portfolio Managers

Name	BBH&Co. Title	Portfolio Manager of the Fund Since

Richard H. Witmer	Partner	2005

Timothy E. Hartch	Partner	2005

Michael R. Keller	Senior Vice President	2008

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open).

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). Shareholders must redeem shares held by a financial institution with which the Fund or the Fund’s distributor has entered into an eligible institution agreement (“Eligible Institution”) or a bank, broker or other financial intermediary with which the Fund or its Shareholder Servicing Agent has contracted (“Financial Intermediary”) on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary.

Investment Minimums*

Retail Class

Initial Purchases	$5,000

Subsequent Purchases	$ 250

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, the minimum initial purchase requirements for its customers, which currently is as low as $1,000.

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TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

II.	INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis. The investment objective is non-fundamental and may be changed by the Board without shareholder approval.

The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or index.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund normally will invest in publicly traded equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities. The Fund’s equity strategy is a blended strategy, focusing both on growth and value.

The Fund normally seeks to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital.

The Fund also seeks to invest in approximately 20-30 different companies that meet its demanding investment criteria. The Fund typically invests in companies with market capitalizations greater than $5 billion that are headquartered in North America, as well as in certain global firms located in other developed regions.

The Investment Adviser seeks to manage the Fund in a tax-efficient manner that enables taxable investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. The Investment Adviser selects companies based on their long-term investment potential and follows a “buy and own” approach. The Fund does not seek to

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trade in and out of stocks for small gains. Where practicable, the Fund holds investments for at least one year so as to qualify for long-term capital gains.

How the Investment Adviser selects the Fund’s Investments

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while reducing the risk of permanent capital loss.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analysis of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years. Investments are usually sold if they appreciate to levels near the Investment Adviser’s estimate of intrinsic value. The Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term increments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation.

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Tax Management Risk:

This is the risk that managing the Fund for after-tax returns may hurt the Fund’s performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

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PORTFOLIO HOLDINGS

The Board receives periodic reports from the Investment Adviser concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel). A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available on the Fund’s Statement of Additional Information (“SAI”).

You may also access, from the Fund’s website, portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Advisers Act. The Predecessor Fund was also managed by the SID.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 2010, it managed total assets of approximately $37.8 billion, $294.6 million of which represents total net assets in the Fund.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s Administrator, which provides administrative services to the Fund, such as shareholder communications and tax compliance.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel).

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Annual Report dated October 31, 2009.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the

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ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (See “Distribution of Fund Shares” below) of the Fund to 1.00%. With this agreement, it is anticipated that the total operating expenses for Retail Class will be 1.25% of the average daily net assets. The agreement is effective for the period beginning on July 14, 2010 and will terminate on September 30, 2011, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Board.

Portfolio Managers

Messrs. Richard H. Witmer, Timothy E. Hartch and Michael R. Keller serve as co-portfolio managers and are responsible for the day-to-day management for the Fund.

Mr. Richard H. Witmer is a Partner of BBH&Co. with 33 years of combined industry and investment experience. Mr. Witmer holds an AB from Brown University and a MBA from Harvard University. He joined BBH&Co. in 1976. Over the last five years, Mr. Witmer has served as a Partner.

Mr. Timothy E. Hartch is a Partner of BBH&Co. with 14 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH&Co. in 1996. From 2005 to 2009, Mr. Hartch served as a Managing Director. Since 2010, Mr. Hartch has served as a Partner.

Mr. Michael R. Keller is a Senior Vice President of BBH&Co. with 11 years of investment experience. Mr. Keller holds a BSE from Princeton University. Prior to

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joining BBH&Co. in 2005, he was a senior equity analyst for KeyBanc Capital Markets. Mr. Keller is a CFA charter-holder. From 2005 to 2007, Mr. Keller, served as an Assistant Vice President. From 2007 to 2009, Mr. Keller served as a Vice President. Since 2009, Mr. Keller has served as a Senior Vice President.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of shares of the Fund.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund normally determines the Fund’s net asset value per share (“NAV”) once daily at 4:00 p.m., Eastern Standard time, on each day the NYSE is open for regular trading. The Fund does not calculate its NAV on days the NYSE is closed for trading, which includes New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund has a valuation policy, which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern Standard time, each business day when determining the Fund’s NAV. The valuation policy further requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

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The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Board of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at: (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option; and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Foreign currency forward contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rates.

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“Total rate of return” swap transactions are valued using a model for the transaction developed by the Investment Adviser’s Fixed Income Quantitative Research team.

Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund’s Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Investment Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in which the Fund’s securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund’s Investment Adviser has determined in good faith that the potential impact of such events on the NAV of the Fund exceeds 1/2 of 1.00%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be

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less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Distribution of Fund Shares

The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund.

Revenue Sharing

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Investment Adviser’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. In some circumstances, such payments may create an incentive for an intermediary

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or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers both Class N shares and Retail Class shares. Only Retail Class shares are offered through this Prospectus. Retail Class shares do not convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, investors may also buy or sell shares of the Fund through accounts with an Eligible Institution or Financial Intermediary that is authorized to place trades in Fund shares for their customers.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary that holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each

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Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or Financial Intermediary on the purchase of Fund shares.

An investor may also place purchase orders for Fund shares through the Transfer Agent. Such investor’s order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such shares will be held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

Investment Minimums*

Retail Class
Share

Initial purchases	$5,000

Subsequent purchases	$ 250

* BBH&Co., the Fund’s Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, the minimum initial purchase requirements for its customers, which currently is as low as $1,000.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Standard time on each day that the equity markets of the NYSE is open for a full day of trading. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

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How to Redeem Fund Shares

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder’s account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Redemptions by the Fund

The Shareholder Servicing Agent has established a minimum account size of $5,000 for Retail Class shares, which may be changed from time to time. If the value of a shareholder’s holdings in the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right

25

to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

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Frequent Trading Policy

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days of the date of purchase. The Fund also monitors trading in the Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution’s and Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible

27

Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

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Taxes

Redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are normally taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal Tax Status

Redemption or	Usually capital gain or loss, long-term
exchange of shares	only if shares owned more than one year

Long-term capital	Long-term capital gain
gain distributions

Dividends, term,	Ordinary income, potentially taxable
capital gain rates	at long-term

Distributions attributable to short-term capital gains are treated as dividends, normally taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

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After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund adjusted to reflect the Fund’s anticipated expenses.

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years. Retail Class shares are new and do not have an operating history. Financial Highlights information for Retail Class shares will be available after it has completed its first semi-annual period. FINANCIAL PERFORMANCE FOR THE RETAIL CLASS SHARES WOULD DIFFER FROM THE FINANCIAL PERFORMANCE FOR THE CLASS N SHARES BECAUSE THE CLASSES HAVE DIFFERENT EXPENSES.

The information in the financial highlights table relates to Class N shares of the Fund, which are not offered through this Prospectus. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report which is available upon request.

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Selected per share data and ratios for a Class N share outstanding throughout each year

	For the years ended October 31,

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.71	$13.71	$11.74	$10.20	$9.30

Income from investment operations:
Net investment income[1]	0.06	0.01	0.02	0.04	0.05
Net realized and unrealized
gain (loss)	1.25	(2.99)	2.00	1.51	0.91

Total income (loss) from
investment operations	1.31	(2.98)	2.02	1.55	0.96

Less dividends and distributions:
From net investment income	(0.02)	(0.02)	(0.05)	(0.01)	(0.06)
From net realized gains	(0.07)	–	–	–	–

Total distributions	(0.09)	(0.02)	(0.05)	(0.01)	(0.06)

Net asset value, end of year	$11.93	$10.71	$13.71	$11.74	$10.20

Total return	12.44%	(21.76)%	17.25%	15.18%	10.31%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$237	$166	$122	$83	$62
Ratio of expenses to average
net assets	1.19%[2]	1.16%[2]	1.16%[2]	1.19%[2]	1.22%[2,3]
Ratio of net investment income to
average net assets	0.61%	0.14%	0.18%	0.45%	0.47%
Portfolio turnover rate	15%	31%	18%	53%	59%

[1]	Calculated using average shares outstanding for the year.

[2]

For years ended October 31, 2009, 2008, 2007, 2006 and 2005, the Fund’s expenses were reduced through an expense offset arrangement with the Fund’s custodian. Had this arrangement not been in place, the actual expense ratio of the Fund would have been 1.21%, 1.18%, 1.19%, 1.24% and 1.27%, respectively.

[3]	Had the expense reimbursement agreement, which terminated on December 31, 2004, not been in place, the ratio of expenses to average net assets would have been 1.24%.

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MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE FOLLOWING:

Annual/Semi-Annual Report

The Fund’s Annual and Semi-Annual Reports to Shareholders describe the Fund’s investments, performance and list portfolio holdings. The Fund’s Annual Report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge or to make shareholder inquiries:

By telephone:	Call 1-800-575-1265

By mail write to the Fund’s Shareholder Servicing Agent:

Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005

By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

STATEMENT OF ADDITIONAL INFORMATION

BBH CORE SELECT
Retail Class Shares
Ticker BBTRX

140 Broadway, New York, New York 10005

September 30, 2010

BBH Core Select (the “Fund”) is a separate non-diversified series of BBH Trust. The Fund currently offers Class N and Retail Class shares. Only the Fund’s Retail Class shares are discussed in this Statement of Additional Information (“SAI”).

This SAI is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated September 30, 2010 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. Obtain the Fund’s Prospectus and Annual Report without charge by calling 1-800-625-5759 or 1-800-575-1265.

OVERVIEW

BBH Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”). BBH&Co. provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). BBH&Co. provides administrative services to each series of the Trust.

The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with long-term growth of capital on an after-tax basis. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc., (the “Predecessor Trust”). The Fund has the same investment objective and policies as its predecessor.

INVESTMENTS

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Diversification

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Securities

The Fund has the authority to invest in foreign securities (including European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and American Depository Receipts (“ADRs”), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in securities into which they may be converted. The Fund also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” of a specified amount of currencies of certain member states of the European Community. In addition, the Fund may invest in securities denominated in other currency “baskets.”

Foreign Taxes The Fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Hedging Strategies

Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks, although the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's Corporation ("Standard & Poor's") 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange (“NYSE”) Composite Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash “exercise settlement” amount equal to: (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that lack of liquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund. In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only: (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin," with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the NYSE Composite Index.

Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Another risk that may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value per share (“NAV”). The Fund maintains with BBH&Co., the Fund’s custodian (the “Custodian”) a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to BBH&Co. or to any affiliate of the Fund or BBH&Co.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a Fund's share value). Money borrowed is also subject to interest costs.

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board of Trustees of the Fund (the “Board” or “Trustees”) and the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Futures and options contracts, tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of a Fund’s net assets.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

For purposes of the above limitations:

  the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”

  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

  The Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry. Futures and options contracts, government securities and municipal securities will not be deemed to constitute an industry.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. All of the Trustees are not “interested persons” of the Trust as defined by the 1940 Act. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee^	Other Directorships Held by Trustee During Past 5 Years
Joseph V. Shields Jr. Birth Date: March 17, 1938	Chairman of the Board and Trustee	Since 2007 1990-2007 with Predecessor Trust	Managing Director, Chairman and Chief Executive Officer of Wellington Shields & Co. LLC (member of NYSE); Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flower Foods, Inc. (NYSE listed company).	4	None

David P. Feldman Birth Date: November 16, 1939	Trustee	Since 2007 1990-2007 with Predecessor Trust	Director of Jeffrey Co. (1992 to present); Director of QMED (1999 to May 2007).	4	Director of Dreyfus Mutual Funds (59 Funds)

Alan G. Lowy Birth Date: April 17, 1939	Trustee	Since 2007 1993-2007 with Predecessor Trust	Private Investor.	4	None

Arthur D. Miltenberger Birth Date: November 8, 1938	Trustee	Since 2007 1992-2007 with Predecessor Trust	Retired.	4	None

H. Whitney Wagner Birth Date: March 3, 1956	Trustee	Since 2007 2006-2007 with Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	4	None

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Semi-Retired Consultant to Western World Insurance Group, Inc. (“WWIG”) (owner of three property casualty insurance companies) President and CEO of WWIG (1992- 2009).	4	Director of WWIG

OFFICERS

Name, Birth Date and Address	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years
John A. Gehret Birth Date: April 11, 1959 140 Broadway New York, NY 10005	President and Principal Executive Officer	Since 2008	President and Principal Executive Officer of the Trust; He joined Brown Brothers Harriman & Co. (“BBH&Co.”) in 1981 and has been a Partner of the firm since 1998.

Charles H. Schreiber Birth Date: December 10, 1957 140 Broadway New York, NY 10005	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with Predecessor Trust	Treasurer and Principal Financial Officer of the Trust; Senior Vice President of BBH&Co. since September 2001; Joined BBH&Co. in 1999.

Mark B. Nixon Birth Date: January 14, 1963 140 Broadway New York, NY 10005	Assistant Secretary, Assistant Treasurer	Since 2007 2006-2007 with Predecessor Trust	Assistant Secretary and Assistant Treasurer of the Trust, Vice President of BBH&Co. (since October 2006), Accounting Manager, Reserve Funds (August 2005-September 2006) Assistant Controller, Reserve Funds (February 2005-August 2005), Private Consultant (December 2001-February 2005).

Beth Haddock Birth Date: December 10, 1965 140 Broadway New York, NY 10005	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Trust (September 2007 – present); Chief Compliance Officer for the FINRA/NYSE and SEC compliance programs and Associate Compliance Director for the global compliance program (April 2005 – present); Deputy General Counsel of AXA Advisors/AXA Financial (November 1997 – April 2005).

Sue M. Rim-An Birth Date: September 10, 1970 140 Broadway New York, NY 1005	Anti-Money Laundering Officer	Since 2008	Anti-Money Laundering Officer, Vice President of BBH&Co. (September 2007-present); AML Officer at UBS Investment Bank (April 2006 – August 2007); AML Officer & Vice President in Private Client Services at Bear Stearns & Co (June 1992 – April 2006).

Suzan Barron Birth Date: September 5, 1964 50 Milk Street Boston, MA 02109	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. November 2005 to present). Previously, Vice President and Counsel, Old Mutual Asset Management.

Alexander Tikonoff Birth Date: December 23, 1974 50 Milk Street Boston, MA 02109	Assistant Secretary	Since 2009	Associate Counsel, Investor Services, BBH&Co. (August 2006 to present); Supervisor in fund accounting and client service group, BBH&Co. (August 2000 to August 2006).

Theodore J. Boudria Birth Date: June 26, 1968 50 Milk Street Boston, MA 02109	Assistant Treasurer	Since 2008	Assistant Treasurer of the Trust; Vice President (Since 2003); Assistant Vice President (since September 2000); Joined BBH&Co. in 1995.

Albert C. Pegueros Birth Date: January 27, 1965 50 Milk Street Boston, MA 02109	Assistant Treasurer	Since 2009	Vice President, Assistant Treasurer, U.S. Fund Administration Financial Reporting and Treasurer Support Department, BBH&Co. (July 2008 to Present); Assistant Vice President, U.S. Fund Administration Financial Reporting and Treasurer Support Department, BBH&Co. (May 2005 to July, 2008).

# All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-Laws). Except for Mr. Frazier, the Trustees previously served on the Board of Trustees of the Predecessor Trust.

^ The Fund Complex consists of the Trust, which has four series, and each series is counted as one "Fund" for purposes of this table.

BOARD OF TRUSTEES
Board Leadership Structure

The Board is comprised entirely of Trustees who are “non-interested persons” as defined under the 1940 Act (“Independent Trustees”). The Board has appointed Mr. Joseph V. Shields Jr., to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, the fact that the entire Board is comprised of Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of Trustees on the Board.

The Board in addition to supervising the actions of the Trust's Investment Adviser, the Administrator, Distributor (defined herewith), transfer agent and outside independent registered public accountant as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Board reviews the fees paid to the Investment Adviser for investment advisory services, and evaluates, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Trustees are assisted in this process by independent legal counsel.

Board Oversight of Risk Management

The Board's responsibility with respect to risk is oversight of the risk management function that is performed by BBH&Co. and other service providers on a daily basis. The Board recognizes that risk arises in many different contexts. It focuses on investment risk, or the risk that the Fund will be harmed by inappropriate security selection; operational risk, or the risk that the Fund will be harmed by operational failures at its service providers; and affiliation risk, or the risk that the Fund will be harmed as a result of the affiliations among many of its principal service providers. The Board also monitors compliance risk and legal risk.

The Board views investment risk to the Fund as having three principal components: credit risk, market risk and investments inconsistent with stated policies of the Fund. The Board recognizes that credit risk and market risk are inherent in the investment process and cannot be eliminated but must be managed in a manner consistent with the Fund's best interests; whereas departures from guidelines should be minimized. The Board requests and receives regular reports from BBH&Co. on the risk management objectives, strategies and means of implementation, including BBH&Co.'s management of credit risk and the liquidity of the portfolio. The Board also receives reports at each meeting on the performance of the Fund relative to appropriate benchmark indices. The Board meets regularly with economist of BBH&Co. to discuss market conditions and trends. At each meeting the Board receives a report identifying any departures from the Fund's stated investment guidelines, including remediation and steps taken to avoid recurrence.

The Board believes that operational risks should be minimized. As part of its oversight function, the Board requests and receives regular reports from BBH&Co., the Fund's independent registered public accountant and other service providers. Reports from BBH&Co. are provided separately by multiple units within BBH&Co., including compliance, fund accounting and the other business units responsible for managing information flows relevant to the Fund.

The Board monitors affiliation risk in several ways. It receives reports at each meeting on any transactions involving the Fund and BBH&Co. or an affiliate of BBH&Co. The Board also receives regular reports on trade allocation and other matters in order to monitor whether BBH&Co., consistent with its duties to the Fund, is putting the interests of the Fund ahead of its own interests and those of its affiliates. In evaluating all service contracts between the Fund and BBH&Co. or an affiliate of BBH&Co., the Board reviews independent evaluations of the quality of services provided by BBH&Co. and by third parties and receives comparative fee information in order to assess whether the fees are consistent with fees that would be received by a third party after an arm's-length negotiation. In its annual determination regarding the continuation of the advisory contract between the Fund and

BBH&Co., the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds. The Board also takes into account all fees and other benefits that are received by BBH&Co. and its affiliates from the Fund.

The Board monitors compliance risk by receiving regular reports from the Fund’s Chief Compliance Officer relating to ongoing testing of the compliance policies and procedures of the Fund and its service providers, in which material compliance issues, if any, and means to prevent their recurrence, are discussed. The Board additionally monitors legal risk by receiving reports from counsel on developments in the law and regulations that may affect the operation or other attributes of the Fund.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) his ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Shields should serve as a trustee of the fund because of the experience he has gained as Chairman and CEO of a NYSE member broker-dealer, as CEO of a registered investment adviser and as Director of an NYSE-listed company and as a Trustee or Director of the Fund and its predecessor since 1990.

The Board has concluded that Mr. Feldman should serve as a trustee of the fund because of the experience he has gained as Director of a public company, as a private investor, and as a Trustee or Director of the Fund and its predecessor since 1993.

The Board has concluded that Mr. Lowy should serve as a trustee of the fund because of the experience he has gained as a private investor and as a Trustee or Director of the Fund and its predecessor since 1993.

The Board has concluded that Mr. Miltenberger should serve as a trustee of the fund because of the experience he has gained as a Trustee of family investment trusts, as a Director of a private company and as a Trustee or Director of the Fund and its predecessor since 1992.

The Board has concluded that Mr. Wagner should serve as a trustee of the fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and its predecessor since 2006.

The Board has concluded that Mr. Frazier should serve as a trustee of the fund because of the experience he has gained as President and CEO of a property casualty insurance business for 17 years.

Trustee Committees

The Trustees (except Mr. Shields) serve on an Audit Committee that selects the independent registered public accountant for the Fund and review the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met four times during the fiscal year ended October 31, 2009.

Messrs. Shields, Wagner, Feldman and Frazier serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee met 12 times during the fiscal year ended October 31, 2009.

Trustee Equity Ownership as of 12/31/09

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
Joseph V. Shields, Jr.	None	None
David P. Feldman	None	None
Alan G. Lowy	None	None
Arthur D. Miltenberger	Over $100,000	Over $100,000
H. Whitney Wagner	Over $100,000	Over $100,000

*Mr. Frazier was appointed as an Independent Trustee of the Trust on June 23, 2010.

As of September 17, 2010, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

As of September 17, 2010, no shareholders owned of record, beneficially, or both, 5% or more of outstanding Retail Class shares of the Fund.

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

COMPENSATION

Each member of the Board receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the Trust, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Calendar Year Ended 12/31/2009

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex* paid to Trustee
Joseph V. Shields, Jr., Trustee	$13,281	None	None	$62,500
David P. Feldman, Trustee	$10,625	None	None	$50,000
Alan G. Lowy, Trustee	$10,625	None	None	$50,000
Arthur D. Miltenberger, Trustee	$12,750	None	None	$60,000
Samuel F. Pryor, IV, Trustee**	$7,500	None	None	$37,500
H. Whitney Wagner, Trustee	$10,625	None	None	$50,000

*The Fund Complex consists of the Trust, which has four series, and each is counted as one "Fund" for purposes of this table.

**Mr. Pryor resigned as an Independent Trustee of the Trust on November 9, 2009.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedure

The Board of Trustees to the Fund has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser, also referred to herein as the SID. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, Investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265 or by going to http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available no earlier than fifteen (15) business days after each month end. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers including, without limitation, the Investment Adviser, the Distributor, the Administrator, the Custodian, the independent registered public accountant, legal counsel, the fund accountant, the proxy voting service provider, the trade execution vendor, pricing information vendors, the printer and the mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform from the Fund. It is the policy of the Fund that neither the Fund nor its service providers may selectively disclose the Fund’s portfolio holding information. This means that Fund information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has determined to be in the best interest of shareholders by the Investment Adviser. Disclosure of Fund Information to select investors is permissible only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality and prohibitions on trading based on the Fund Information. Such disclosures must be approved by the Fund’s President and ratified by the Board.

Portfolio holdings may not be disclosed to any investor, except after: (1) the portfolio manager has reviewed and approved the disclosure, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

The Board receives periodic reports from the Investment Adviser about arrangements involving the disclosure of portfolio securities.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice, and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund.

The Agreement between the Investment Adviser and the Fund is dated February 1, 2007 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually: (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Fund's Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to BBH&Co. and by BBH&Co. on 90 days' written notice to the Fund. (See "Additional Information.")

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust, or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the names of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust's operations subject to the supervision of the Board, except as set forth above under "Investment Adviser" and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Agreement fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.80% of the Fund's average daily net assets. For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund incurred $1,466,973, $1,251,604, and $891,285, respectively, for investment advisory and administrative services.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (see “Distribution Plan” below) of the Fund to 1.00%. With this agreement, it is anticipated that total operating expenses for Retail Class shares will be 1.25% of the average daily net assets. The agreement is effective for the period beginning on July 14, 2010 and will terminate on September 30, 2011, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Board.

PORTFOLIO MANAGER INFORMATION

The following information about the Fund’s Co-Portfolio Managers, Mr. Richard H. Witmer, Jr. and Mr. Timothy E. Hartch, is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Co-Managed by Richard H. Witmer, Jr. and Timothy E. Hartch	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	2/$414
Other Accounts	1,475 accounts/$3,761

Mr. Witmer and Mr. Hartch do not manage any accounts individually. They manage “Other Accounts” with Mr. Keller.

The “Other Pooled Investment Vehicles” include a private investment vehicle that is part of a master/feeder fund structure with U.S. and offshore entities for which BBH&Co. receives an incentive profit allocation each year. As of October 31, 2009, this investment vehicle had total assets of approximately $380 million. No other account or fund co-managed by Mr. Witmer and Mr. Hartch has an incentive profit allocation or advisory fee based on the performance of the account. The other investment vehicle referenced in the table above is a private fund organized under Luxembourg law. This fund follows a strategy similar to the Fund and is only available to certain non-U.S. investors.

Dollar value range of shares owned in the Fund by Mr. Witmer: $1,200,000.

Dollar value range of shares owned in the Fund by Mr. Hartch: $442,000.

The following information about the Fund’s additional Co-Portfolio Manager, Mr. Michael R. Keller is provided as of the Fund’s most recently completed fiscal year.

Other Accounts Co-Managed by Michael R. Keller	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	1/$34
Other Accounts*	1,475 accounts/$3,761

*Mr. Keller does not manage any accounts individually. He manages the Other Accounts with Mr. Witmer and Mr. Hartch.

The “Other Pooled Investment Vehicle” referenced in the table above is a private fund organized under Luxembourg law. This fund follows a strategy similar to the Fund and is only available to certain non-U.S. investors. No account co-managed by Mr. Keller has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Keller: $49,905.

Compensation Structure

Mr. Witmer is a Partner of BBH&Co. As a Partner, most of Mr. Witmer’s compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Witmer’s working interest is set at the beginning of each calendar year by BBH&Co.’s Steering Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other accounts and funds co-managed by Mr. Witmer. Mr. Witmer has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Witmer is also paid a fixed base salary.

Mr. Hartch is a Partner of BBH&Co. As a Partner, most of Mr. Hartch’s compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Hartch’s working interest is set at the beginning of each calendar year by BBH&Co.’s Steering Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund and other accounts and funds co-managed by Mr. Hartch. Mr. Hartch has also invested capital in BBH&Co. and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Hartch is also paid a fixed base salary.

Mr. Keller is a Senior Vice President of BBH&Co. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and the overall profitability of BBH&Co. Mr. Keller’s base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other senior vice presidents of BBH&Co. The variable incentives are composed of two separate elements. The first element is a subjective cash bonus determined at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”). The second and typically smaller element is participation in a profit sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Mr. Keller’s subjective Performance Bonus are: (i) the investment performance of the Fund and certain separate accounts that follow a similar investment strategy as the Fund; (ii) Mr. Keller’s performance as an equity analyst covering the technology sector for the Fund and certain separate accounts that follow a similar investment strategy; (iii) net additions of capital to the Fund and other portfolios managed by Mr. Keller; and (iv) Mr. Keller’s leadership, collaboration, and communication skills.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the Investment Adviser, BBH&Co. provides administrative, custody, fund accounting, and securities lending services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or brokerage services. The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and brokerage services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Funds. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Funds have designated a chief compliance officer and have adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. The Trustees receive regular reports from the Investment Adviser and the Funds’ chief compliance officer on areas of potential conflict.

DISTRIBUTOR AND DISTRIBUTION PLAN (Rule 12b-1 Plan)

Distributor. ALPS Distributors, Inc., (“ALPS” or “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of February 1, 2010 remains in effect for two years from the date of execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was approved by the Independent Trustees of the Trust on December 8, 2009. The agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

Distribution Plan. The Distribution Plan (the “Plan”) provides that Retail Class shares of the Fund pay the Financial Intermediary a maximum annual fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers and the Investment Adviser (collectively, “Agents”) as compensation for services or reimbursement of expenses incurred in connection with distribution and other fees for the sale of its shares and for services provided to shareholders. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Distribution and service-related activities may include, but are not limited to: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with ALPS for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s prospectus and SAI for distribution to potential investors; (vii) website maintenance fees; (viii) temporary help; (ix) telephone; (x) consulting/research; (xi) consulting/research fee; and (xii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

SHAREHOLDER SERVICING AGENT

BBH&Co. serves as the shareholder servicing agent for the Trust. Services to be performed by BBH&Co. with respect to the Fund's Retail Class shares, include among other things: answering inquiries from shareholders of and prospective investors in Retail Class shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and providing such other related services as the Trust or a shareholder of or prospective investor in Retail Class shares of the Fund may reasonably request. For these services, BBH&Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Retail Class shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Retail Class shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Retail Class shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Retail Class shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Retail Class shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of Retail Class shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Retail Class shares. Customer orders are priced at the NAV for Retail Class shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Retail Class shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian (the "Custodian") for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, CO 80203 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Ave., NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, Massachusetts, 02116.

NET ASSET VALUE

The NAV of the Fund is normally determined each day the NYSE is open for regular trading. (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.

Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV of each share of the Fund is normally made once during each such day as of the close of regular trading on the NYSE by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust's Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time a Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES

Each year, the Trust intends to continue to qualify the Fund and elect that it be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Fund intends to meet such requirements. The Fund is also not required to pay any federal income or excise taxes.

Qualification as a regulated investment company under the Code requires, among other things, that: (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to a Fund's shareholders. Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, a Fund's share of gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distributions. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Fund and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

This tax discussion is based on the tax laws and regulations in effect on the date of this SAI, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-625-5759. The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust's Agreement and Declaration of Trust provide that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust's Agreement and Declaration of Trust provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Agreement and Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its tax-efficient investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2009, 2008 and 2007, the portfolio turnover rate of the BBH Core Select Portfolio was 15%, 31%, and 18%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

For the fiscal years ended October 31, 2009, 2008 and 2007, the aggregate commissions paid by the Fund were $101,540, $246,297, and $72,603 respectively. Commissions prior to June 12, 2007 were those rendered on behalf of the Predecessor Trust.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Trust may use BBH&Co., an "affiliated person" of the Trust, as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. On those occasions when BBH&Co. acts as a broker to the Fund and deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, BBH&Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by BBH&Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund. For the fiscal years ended October 31, 2009, 2008 and 2007, no commissions were paid to BBH&Co.

The use of BBH&Co. as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended, which permits the Trust to use BBH&Co. as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to BBH&Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

The Board of Trustees from time to time reviews, among other things, information relating to the commissions charged by BBH&Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers.

The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. has established a committee which meets periodically to monitor, among other things, the Investment Adviser’s efforts to meet its best execution obligations. The Committee will review, when appropriate, a number of factors that may include, without limitation, the following in its best execution review: (i) execution statistics and turnover rates; (ii) how commissions are negotiated; (iii) the list of approved brokers; (iv) broker allocation; and (v) brokers trading policies and procedures. The Committee may also consider additional factors. For example, there are instances when current market liquidity, volatility or market movement for a particular security requires special handling. In these cases, the ability to minimize market movement may take priority over the time to market. In addition, under Section 28(e) of the Securities Exchange Act of 1934, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved brokers.

BBH&Co. periodically assesses and reviews services provided by brokers and maintains a list of approved brokers. In evaluating the execution capability of approved brokers, the Committee may take into account a combination of factors, which include without limitation, a broker’s: (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. Any new broker that is being considered as an approved broker shall be assessed and reviewed for inclusion on the approved broker list.

The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Trust affects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

With respect to the securities offered by the Prospectus, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-551-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Annual Report of the Fund dated October 31, 2009 and the unaudited Semi-Annual Report of the Fund dated April 30, 2010 have been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and are hereby incorporated herein by reference. These unaudited financial statements, in the opinion of management, reflect all adjustments necessary to produce a fair statement of the results for the periods presented. A copy of the Fund’s Annual and Semi-Annual Reports, which also contain performance information of the Fund are available, upon request, without charge, to each person receiving this SAI.

Appendix I – Listing of Service Providers

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

ITG, Inc.

FT Interactive

Reuters, Inc.

Ratings Agencies

IDC

Part C

Item 28. Exhibits

(a)(1)	Conformed Copy of Declaration of Trust of the Registrant.	(1)

(a)(2)	Conformed Copy of the Certificate of Trust of the Registrant.	(1)

(a)(3)	Conformed Copy of Amended and Restated Declaration of Trust of the Registrant.	(3)

(b)	Copy of By-Laws of the Registrant.	(1)

(c)	Not applicable.

(d)(1)	Conformed Copy of Investment Advisory and Administrative Services Agreement of the Registrant.	(4)

(d)(2)	Conformed Copy of Subadvisory Agreement (Walter Scott) of the Registrant.	(4)

(d)(3)	Conformed Copy of Subadvisory Agreement (Mondrian) of the Registrant.	(4)

(d)(4)	Expense Limitation Agreement of the Registrant.	(8)

(e)	Conformed Copy of Distributor's Contract of the Registrant.	(7)

(f)	Not applicable.

(g)	Conformed Copy of Custodian Agreement including the Schedule of the Registrant.	(4)

(h)(1)	Conformed Copy of Accounting Services Agreement.	(4)

(h)(2)	Conformed Copy of Transfer Agency Agreement of the Registrant.	(7)

(h)(3)	Conformed Copy of Shareholder Services Agreement of the Registrant.	(4)

(h)(4)	Conformed Copy of Fidelity Bond Agreement of the Registrant.	(4)

(i)	Conformed Copy of Opinion and Consent of Counsel with respect to the Retail Class shares of BBH Core Select, filed herewith.	+

(j)	Conformed Copy of Consent of Independent Registered Public Accounting Firm, filed herewith.	+

(k)	Not Applicable.

(l)	Conformed Copy of Initial Capital of Understanding.	(4)

(m)	Conformed Copy of Rule 12b-1 Plan of the Registrant.	(8)

(n)	Conformed Copy of Rule 18f-3 Multiple Class Plan of the Registrant.	(8)

(o)	Reserved.

(p)	Codes of Ethics.	(4) & (6)

(q)(1)	Conformed Copies of Powers of Attorney of the Trustees of the Registrant.	(3)

(q)(2)	Conformed Copies of Powers of Attorney of the Officers of the Registrant.	(3)

(q)(3)	Conformed Copy of Power of Attorney of the President of the Registrant.	(5)

(q)(4)	Conformed Copy of Power of Attorney of a Trustee of the Registrant.	(8)

	ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 333-129342 and 811-21829)

1	Filed with the initial Registration Statement on October 31, 2005.

2	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed October 23, 2006.

3	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed January 18, 2007.

4	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 3 filed March 19, 2007.

5	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed October 28, 2008.

6	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed October 27, 2009.

7	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed on February 26, 2010.

8	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed on July 20, 2010.

Item 29 Persons Controlled by or Under Common Control with the Fund:

None

Item 30 Indemnification

Not applicable

Item 31 Business and Other Connections of Investment Adviser

Brown Brothers Harriman & Co., (“BBH&Co.”), a New York limited partnership, serves as the Registrant’s investment adviser through a separately identifiable department. BBH&Co. conducts a general banking business and is a member of the New York Stock Exchange.

Item 32 Principal Underwriters:

(a)

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, CRM Mutual Fund Trust, Cullen Funds, SPDR Dow Jones Industrial Average ETF Trust, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, OOK, Inc., Pax World Series Trust I, PowerShares QQQ 100 Trust Series 1, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Transparent Value Trust, TDX Independence Funds, Inc., TXF Funds, Inc., Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

BBH Trust

(b)

(1)	(2)	(3)
Name and Principal Business	Positions and Offices with	Positions and Offices With
Address*	Distributor	Registrant

Edmund J. Burke	Director	N/A

Spencer Hoffman	Director	N/A

Thomas A. Carter	President, Director	N/A

Jeremy O. May	Executive Vice President, Director	N/A

John C. Donaldson	Executive Vice President, Chief	N/A
Financial Officer

Diana M. Adams	Senior Vice President, Controller,	N/A
Treasurer

Kevin J. Ireland	Senior Vice President, Director of	N/A
Institutional Sales

Mark R. Kiniry	Senior Vice President, National Sales	N/A
Director-Investments

Bradley J. Swenson	Senior Vice President, Chief	N/A
Compliance Officer

Robert J. Szydlowski	Senior Vice President, Chief	N/A
Technology Officer

Tané T. Tyler	Senior Vice President, Secretary,	N/A
General Counsel

Erin Douglas	Vice President, Senior Associate	N/A
Counsel

JoEllen Legg	Vice President, Associate Counsel	N/A

Paul F. Leone	Vice President, Assistant General	N/A
Counsel

David T. Buhler	Vice President, Associate Counsel	N/A

Steven Price	Vice President, Deputy Chief	N/A
Compliance Officer

James Stegall	Vice President, Institutional Sales	N/A
Manager

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not Applicable

Item 33 Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Brown Brothers Harriman & Co.	50 Milk Street
Boston, MA 02109

Brown Brothers Harriman & Co.	140 Broadway
New York, NY 10005

Walter Scott & Partners, Limited	Milburn Tower
Gogar, Edinburgh
EH12 9BS, UK

Mondrian Investment Partners Limited	3rd Floor, 80 Cheapside
London, England
EC2V 6EE

ALPS Distributors Inc.	1290 Broadway, Suite 1100,
Denver, CO 80203

ALPS Funds Services, Inc.	1290 Broadway, Suite 1100,
Denver, CO 80203

Item 34 Management Services:

Other than as set forth under the caption "Investment Adviser and Fund Administrator" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 35 Undertakings:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Massachusetts on the 30th day of September, 2010.

BBH TRUST
By:	/s/ John A. Gehret

John A. Gehret*, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ John A. Gehret	President (Principal Executive Officer)	September 30, 2010

John A. Gehret*

/s/ Joseph V. Shields, Jr.	Trustee	September 30, 2010

Joseph V. Shields, Jr.*

/s/ David P. Feldman	Trustee	September 30, 2010

David P. Feldman*

/s/ Arthur D. Miltenberger*	Trustee	September 30, 2010

Arthur D. Miltenberger*

H. Whitney Wagner	Trustee	September 30, 2010

H. Whitney Wagner*

/s/ Andrew S. Frazier	Trustee	September 30, 2010

Andrew S. Frazier*

/s/ Charles H. Schreiber	Treasurer (Principal Financial Officer)	September 30, 2010

Charles H. Schreiber*

/s/ Suzan M. Barron	Secretary	September 30, 2010

Suzan M. Barron

*Attorney-in-fact under powers of attorney previously filed.

Exhibit Index

(i)	Opinion and Consent of Counsel with respect to the Retail Class shares of BBH Core Select, dated September 30, 2010.

(j)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated September 30, 2010.